UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934
July 26, 2016
 Date of Report (Date of earliest event reported)
REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16th Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422 Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.                          Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01.                          Completion of Acquisitions or Disposition of Assets.

On July 26, 2016, Republic First Bank d/b/a Republic Bank (the "Bank"), the wholly owned subsidiary of Republic First Bancorp, Inc. (the "Company"), entered into a Limited Liability Company Interest Purchase Agreement ("Purchase Agreement") with the three equity owners of Oak Mortgage Company LLC ("Sellers"), pursuant to which the Sellers agreed to sell to the Bank all of the issued and outstanding limited liability interests of Oak Mortgage Company LLC ("Oak Mortgage").

On July 28, 2016, the Bank completed the acquisition of all of the outstanding limited liability company interests of Oak Mortgage held by the Sellers, pursuant to the terms of the Purchase Agreement.  As a result of completion of the transaction, Oak Mortgage became a wholly owned subsidiary of the Bank on July 28, 2016.  The aggregate cash purchase price paid to the Sellers their limited liability company interests at closing was $7.1 million, $1.0 million of which was deposited in an escrow account to be disbursed one year from closing subject to adjustment for any covered indemnity claims under the Purchase Agreement.  The purchase price is subject to certain post-closing adjustments.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is subject to and qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(a)            Financial statements of businesses acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b)            Pro forma financial information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(c)            Not applicable.

(d)            Exhibits:

2.1	Limited Liability Company Interest Purchase Agreement dated July 26, 2016, by and among Republic First Bank d/b/a Republic Bank, and Owners of Oak Mortgage Company LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: August 1, 2016
	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Limited Liability Company Interest Purchase Agreement dated July 26, 2016, by and among Republic First Bank d/b/a Republic Bank, and Owners of Oak Mortgage Company LLC.